UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 24, 2015

Calmare Therapeutics Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Kings Highway East, Fairfield, Connecticut	06824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 368-6044

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2015, Calmare Therapeutics Incorporated (the “Company”) issued a press release announcing that it has been awarded a preliminary three-month extension of its General Services Administration (GSA) military contract (V797P-4300B). First awarded in 2010, the Company’s contract extension is designed to continue the streamlined procurement process for U.S. military personnel and their families and institutional customers across the globe who acquire Calmare® Pain Therapy Devices and its consumables. The press release is attached hereto as Exhibit 99.1.

Item 2.02 Results of Operations and Financial Condition

On June 24, 2015, the Company issued a press release announcing its year-end and fourth quarter of fiscal year 2014 financial results. Also on July 1, 2015, the Company will hold an earnings call. The press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 25, 2015 regarding the Company’s award of a GSA contract

99.2	Press Release dated June 24, 2015 regarding the Company’s year-end financial results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calmare Therapeutics Incorporated

Date: June 26, 2015	By:	/s/ Conrad Mir
Name: Conrad Mir
Title: Chief Executive Officer